UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 23, 2020

FTS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38382	30-0780081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 2900
Fort Worth, Texas 76102
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 862-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	FTSI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously reported, on September 22, 2020, FTS International, Inc., FTS International Services, LLC and FTS International Manufacturing, LLC filed petitions for voluntary relief (the “Chapter 11 Cases”) under Chapter 11 of Title 11 of the United States Code in the U.S. Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”). On September 22, 2020, FTS International, Inc., FTS International Services, LLC and FTS International Manufacturing, LLC filed the Joint Prepackaged Chapter 11 Plan of Reorganization of FTS International, Inc. and its Debtor Affiliates (as amended, modified or supplemented from time to time, the “Plan”) and the related disclosure statement (the “Disclosure Statement”). On November 4, 2020, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Plan, as modified by the Confirmation Order, and approving the Disclosure Statement. On November 19, 2020 (the “Effective Date”), the Plan became effective in accordance with its terms and FTS International, Inc., FTS International Services, LLC and FTS International Manufacturing, LLC emerged from Chapter 11.

Item 8.01. Other Events.

Unaudited Pro Forma Condensed Consolidated Financial Statements

FTS International, Inc. (the “Company”) is providing in this Current Report on Form 8-K certain unaudited pro forma condensed consolidated financial information as of September 30, 2020 and for the nine months ended September 30, 2020 and the twelve months ended December 31, 2019 giving effect to (i) the Plan and (ii) the Company’s adoption of fresh-start accounting in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 852, Reorganizations (“ASC 852”). Exhibit 99.1 is incorporated by reference into this Item 8.01.

Risk Factors

The Company is providing in this Current Report on Form 8-K the following disclosure to supplement the risk factors described in “Item 1A—Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and of the Company’s Quarter Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020. The following risk factor disclosure should be read in conjunction these reports filed with the Securities and Exchange Commission.

Risks Related to Our Emergence from Chapter 11

We recently emerged from bankruptcy, which may adversely affect our business and relationships.

As a result of our bankruptcy filing and recent emergence:

•	key suppliers, vendors or other contract counterparties may terminate their relationships with us or require additional financial assurances or enhanced performance from us;

•	our ability to renew existing contracts and compete for new business may be adversely affected;

•	our ability to attract, motivate and retain key executives and employees may be adversely affected;

•	our competitors may take business away from us, and our ability to attract and retain customers may be negatively impacted;

•	our employees may be distracted from performance of their duties or more easily attracted to other employment opportunities; and

•	we may have difficulty obtaining the capital we need to operate and grow our business.

The occurrence of one or more of these events could have a material adverse effect on our business, financial condition, results of operations and reputation.

Upon our emergence from Chapter 11, the composition of our stockholder base changed significantly.

As a result of the concentration of our equity ownership, our future strategy and plans may differ materially from those in the past. Upon our emergence from Chapter 11, holders of our legacy senior notes and term loan (such holders, the “Significant Stockholders”) collectively held over 90% of our Class A common stock, while holders of our legacy equity interests held approximately 9.4% of our Class A common stock. Therefore, holders of our legacy senior notes and term loan have significant control on the outcome of matters submitted to a vote of stockholders, including, but not limited to, electing directors and approving corporate transactions. As a result, our future strategy and plans may differ materially from those of the past. Circumstances may occur in which the interests of the Significant Stockholders could be in conflict with the interests of other stockholders, and the Significant Stockholders would have substantial influence to cause us to take actions that align with their interests. Should conflicts arise, there can be no assurance that the Significant Stockholders would act in the best interests of other stockholders or that any conflicts of interest would be resolved in a manner favorable to our other stockholders.

Upon our emergence from Chapter 11, the composition of our board of directors changed significantly.

Pursuant to the Plan, the composition of our board of directors changed significantly. Upon our emergence from Chapter 11, our board of directors consisted of five directors, only one of whom, our Chief Executive Officer, Michael J. Doss, had served on our board of directors prior to the commencement of the Chapter 11 Cases. The new directors have different backgrounds, experiences and perspectives from those who previously served on our board of directors and thus may have different views on the issues that will determine our future. There can be no assurance that our new board of directors will pursue, or will pursue in the same manner, our previous strategy and business plans.

Certain information contained in our historical financial statements are not comparable to the information contained in our financial statements after the adoption of fresh-start accounting.

Upon our emergence from Chapter 11, we adopted fresh-start accounting in accordance with ASC Topic 852 and became a new entity for financial reporting purposes. As a result, we revalued our assets and liabilities based on our estimate of our enterprise value and the fair value of each of our assets and liabilities. These estimates, projections and enterprise valuation were prepared solely for the purpose of the bankruptcy proceedings and should not be relied upon by investors for any other purpose. At the time they were prepared, the determination of these values reflected numerous estimates and assumptions, and the fair values recorded based on these estimates may not be fully realized in periods subsequent to our emergence from Chapter 11.

The consolidated financial statements after the Effective Date are not comparable to the consolidated financial statements on or before that date as indicated by the “black line” division in the financial statements and footnote tables, which emphasizes the lack of comparability between amounts presented. This will make it difficult for stockholders to assess our performance in relation to prior periods.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTS INTERNATIONAL, INC.

By:	/s/ Jennifer Keefe
	Name:	Jennifer Keefe
	Title:	Senior Vice President, General Counsel, Chief Compliance Officer and Secretary

Date: December 23, 2020